EXHIBIT 10.4

                                WARRANT AGREEMENT

      THIS WARRANT AGREEMENT (this "Agreement") is made and entered into as of _______________________, 2004, between World Waste Technologies, Inc., a California corporation (the "Company"), and ____________________________ ("Holder").

                                    RECITALS

      WHEREAS, the Company proposes to issue to Holder __________________ (_______) warrants (the "Warrants"), each such Warrant entitling the holder thereof to purchase one share of common stock, no par value, of the Company (the "Shares" or the "Common Stock"); and

      WHEREAS, the Warrants which are the subject of this Agreement will be issued by the Company to Holder as part of consideration related to a private placement investment made by Holder in the Company.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                    AGREEMENT

      1. Warrant Certificates. The warrant certificates to be delivered pursuant to this Agreement (the "Warrant Certificates") shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Warrant Agreement.

      2. Right to Exercise Warrants. Each Warrant may be exercised from the date of this Agreement until 11:59 P.M. (Eastern Standard Time) on the date that is five (5) years after the date of this Agreement (the "Expiration Date"). Each Warrant not exercised on or before the Expiration Date shall expire.

      Each Warrant shall entitle its holder to purchase from the Company one share of Common Stock (each an "Exercise Share") at an exercise price of $0.01 per share, subject to adjustment as set forth below ("Exercise Price").

      The Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional shares of capital stock. In the event that a fraction of an Exercise Share would, except for the provisions of this paragraph 2, be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the current market value of the Exercise Share. For purposes of this paragraph 2, the current market value shall be determined as follows:

            (a) if the Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which the Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for a Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose.

            (b) if the Shares are listed or traded on a national securities exchange or in the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of the Warrant. The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Shares are then listed on in the NASDAQ Reporting System; or


                                     1 of 5

            (c) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

      3. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed prior to the Expiration Date, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest.

      4. Reservation of Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy its obligation to issue Exercise Shares upon exercise of Warrants, the full number of Exercise Shares deliverable upon the exercise of all outstanding Warrants.

      The Company covenants that all Exercise Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and non-assessable outstanding Shares of the Company.

      5. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant Agreement or otherwise, prior to exercise of this Warrant, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company of any other matter.

      6. Investment Intent; Accredited Investor. Holder represents and warrants to the Company that Holder is acquiring the Warrants for investment purposes and with no present intention of distributing or reselling any of the Warrants. Holder represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act (the "Act") and has executed and delivered the Investment Representation Statement that accompanies this Agreement.

      7. Certificates to Bear Legend. The Warrants and the certificate or certificates therefore shall bear the following legend by which each holder shall be bound:

      "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

            The Exercise Shares and the certificate or certificates evidencing any such Exercise Shares shall bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

      Certificates for Warrants or Exercise Shares, as the case may be, without such legend shall be issued if such Warrants or Exercise Shares are sold pursuant to an effective registration statement under the Act or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company that such legend is no longer required under the Act.


                                     2 of 5

      8. Adjustment of Number of Shares and Class of Capital Stock Purchasable. The number of Exercise Shares and class of capital stock purchasable under this Warrant are subject to adjustment from time to time as set forth in this Section 8.

            (a) Adjustment for Change in Capital Stock. If the Company:

                  (i) pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

                  (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                  (v) issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of Exercise Shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

            For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

            If after an adjustment the holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to the Exercise Shares in this Agreement. Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 8(a), a Warrant may only be exercised in full by payment of the entire Exercise Price in effect at the time of such exercise.

            (b) Consolidation, Merger or Sale of the Company. If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Agreement. Upon consummation of such transaction, the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger or transfer if the holder had exercised the Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 8.


                                     3 of 5

      9. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successor and assigns hereunder.

      10. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

      11. Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows: if to the Company: World Waste Technologies, Inc., 13520 Evening Creek Drive North, Suite 130, San Diego, CA 92128, Attention: Chief Executive Officer, and to the Holder: at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

      Either the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 11.

      12. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity or to be correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder.

      13. Severability. If for any reason any provision, paragraph or term of this Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Agreement shall be deemed to be severable.

      14. Governing Law, Venue Consent to Jurisdiction. This Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed and construed in accordance with the laws of said State. The Company and each Holder (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of California and the courts of the State of California located in the City of San Diego, California, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Subscription Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 14 shall affect or limit any right to serve process in any other manner permitted by law.

      15. Headings. Paragraphs and subparagraph headings, used herein are included herein for convenience of reference only and shall not affect the construction of this Agreement nor constitute a part of this Agreement for any other purpose.


                                     4 of 5

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

COMPANY                                HOLDER:
WORLD WASTE TECHNOLOGIES, INC.
                                       -----------------------------------------

By:                                    By:
   ----------------------------            -------------------------------------

Name:                                  Name:
   ----------------------------             ------------------------------------

                                       Tax ID:
                                              ----------------------------------

                                       Address:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

                                        Fax:
                                            ------------------------------------


                                     5 of 5

                                                                       EXHIBIT A

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
                          WORLD WASTE TECHNOLOGIES, INC


Initial Number of Shares:         ______________
Initial Exercise Price:           $0.01 per share
Date of Grant:                    _____________________, 2004
Expiration Date:                  _____________________, 2009

THIS CERTIFIES THAT, ______________________, or any person or entity to whom the interest in this Warrant is lawfully transferred ("Holder") is entitled to purchase the above number (as adjusted pursuant to Section 4 hereof) of fully paid and non-assessable shares of the Common Stock (the "Shares") of World Waste Technologies, Inc., a California corporation (the "Company), having an Initial Exercise Price as set forth above, subject to the provisions and upon the terms and conditions set forth herein and in the Warrant Agreement dated __________________________, 2004. The exercise price, as adjusted from time to time as provided herein, is referred to as the "Exercise Price."

      1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time commencing on the Date of Grant and ending on the Expiration Date, after which time the Warrant shall be void.

      2. Method of Exercise; Payment; Issuance of New Warrant. Subject to
Section 1 hereof, the right to purchase Shares represented by this Warrant may be exercised by Holder, in whole or in part, for the total number of Shares remaining available for exercise by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds, or by delivery to the Company of evidence of cancellation of indebtedness of the Company to such Holder, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased or by net exercise pursuant to Section 6 hereof. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Shares so purchased shall be promptly delivered to Holder and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be promptly delivered to Holder.

      3. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be the Initial Exercise Price, as adjusted from time to time pursuant to Section 4 hereof.

      4. Reclassification, Reorganization, Consolidation or Merger. In the case of any reclassification of the Shares, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Shares), the Company, or such successor corporation, as the case may be, shall execute a new warrant providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant, the number and kind of securities, money and property receivable upon such reclassification, reorganization, consolidation or merger by a holder of Shares for each Share. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of Shares issuable upon exercise of this Warrant. The provisions of this Section 4 shall similarly apply to successive reclassifications, reorganizations, consolidations or mergers.


                                     1 of 4

      5. Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 5, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

      6. Net Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to exchange this Warrant for Shares equal to the value of this Warrant by surrender of this Warrant, together with notice of such election, at the principal office of the Company, in which event the Company shall issue to the holder a number of Shares computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                         A
         Where  :

            X= the number of Shares to be issued to the holder.
            Y= the number of Shares purchasable under this Warrant.
            A= value per share of one Share determined in accordance with
            Section 2 of the Warrant Agreement.
            B= the Exercise Price (as adjusted).

      7. Miscellaneous. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of Shares to permit the exercise hereof in full. Such Shares, when issued in compliance with the provisions of this Warrant and the Company's Certificate of Incorporation, will be duly authorized, validly issued, fully paid and non-assessable. No Holder of this Warrant, as such, shall, prior to the exercise of this Warrant, be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon Holder, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and assigns. This Warrant shall be governed by and construed under the laws of the State of California.

Holder:                                Company:
                                       World Waste Technologies,
------------------------------         a California Corporation


By:                                    By:
   ---------------------------            --------------------------------------


Name:                                  Name:
     -------------------------              ------------------------------------


                                     2 of 4

                               NOTICE OF EXERCISE

TO: WORLD WASTE TECHNOLOGIES, INC.


      1. The undersigned hereby elects to purchase _________ shares of the Common Stock of WORLD WASTE TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

      2. The undersigned hereby elects to purchase __________ shares of the Common Stock of WORLD WASTE TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant on a net exercise basis in accordance with Section 6.

      3. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:


                                       Name:
                                            ------------------------------------

                                       Tax ID:
                                              ----------------------------------

                                       Address:
                                              ----------------------------------


                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                       Signed:
                                              ----------------------------------

                                       Date:
                                            ------------------------------------


                                     3 of 4

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER        :      ____________________________________
COMPANY          :      WORLD WASTE TECHNOLOGIES, INC.
SECURITY         :      COMMON STOCK
AMOUNT           :      ____________________________________
DATE             :      ____________________________________

      In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

      (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

      (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

      (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Purchaser satisfactory to the Company or receipt of a no-action letter from the Securities and Exchange Commission.

      (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company; the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein.

      (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

      (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date:  ________________, 2004             ________________________________
                                          Purchaser


                                     4 of 4